SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE VT FUNDS

Wells Fargo Advantage VT International Equity Fund (the “Fund”)

Effective March 1, 2012, Jeff Everett and Dale Winner will replace Francis X. Claro, CFA as Portfolio Manager for the Fund. Biographical descriptions for Messrs. Everett and Winner are included among the Portfolio Manager biographies listed for Wells Capital Management Incorporated as follows:

Mr. Everett is jointly responsible for managing the VT International Equity Fund, which he has managed since 2012. Mr. Everett joined Wells Capital in 2012, where he is a Senior Portfolio Manager. Prior to joining Wells Capital, Mr. Everett was a managing member at EverKey Global Partners, an investment firm he co-founded in 2007.

Mr. Winner is jointly responsible for managing the VT International Equity Fund, which he has managed since 2012. Mr. Winner joined Wells Capital in 2012, where he is a Portfolio Manager. Prior to joining Wells Capital, Mr. Winner was a Partner and portfolio manager at EverKey Global Partners, an investment firm he co-founded in 2007.

The following replaces the section entitled “Principal Investments” in the Fund’s prospectuses:

            Under normal circumstances, we:

invest at least 80% of the Fund’s net assets in equity securities of foreign issuers;

invest up to 30% of the Fund’s total assets in emerging market equity securities; and

willnot be invested in less than three different countries including the U.S.

The following replaces the first paragraph of the Fund’s principal investment strategy in the summary section of the Fund’s prospectuses:

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of foreign issuers, and up to 30% of the Fund's total assets in emerging market equity securities. We will not be invested in less than three different countries, including the U.S. The types of securities in which we normally invest include common stock, preferred stock, Exchange Traded Funds (ETFs), rights, warrants and American Depositary Receipts (ADRs). We consider equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office or both, as determined in our reasonable discretion, in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. We may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The following replaces the third sentence of the second paragraph of the Fund’s principal investment strategy in the statutory section of the Fund’s prospectuses:

The types of securities in which we normally invest include common stock, preferred stock, Exchange Traded Funds (ETFs), rights, warrants and American Depositary Receipts (ADRs).

The following footnote is added to the performance benchmark in the Average Annual Total Return table in the Fund’s prospectuses:

Effective March 1, 2012, the Fund intends to change its benchmark to the MSCI ACWI ex-US Index.

February 9, 2012                                                                                                         VT1022/P1411S3